Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 1 dated as of March 1, 2011 (this “Amendment”), to the Credit Agreement dated as of September 22, 2010 (the “Credit Agreement”), among VISANT CORPORATION, a Delaware corporation (the “Borrower”), JOSTENS CANADA LTD., a Manitoba corporation (the “Canadian Borrower”), VISANT SECONDARY HOLDINGS CORP., a Delaware corporation (“Holdings”), the lending institutions from time to time party thereto (each a “Lender” and, collectively, the “Lenders”), CREDIT SUISSE AG, as Administrative Agent, and CREDIT SUISSE AG, TORONTO BRANCH, as Canadian Administrative Agent.

A. Pursuant to the Credit Agreement, the Lenders have extended, and have agreed to extend, credit to the Borrower and the Canadian Borrower.

B. Holdings, the Borrower, the Canadian Borrower and the Guarantors are party to one or more of the Security Documents, pursuant to which, among other things, the Guarantors guaranteed the Obligations of the Borrower and/or the Canadian Borrower under the Credit Agreement and provided security therefor.

C. The Borrower has requested that the Credit Agreement be amended to provide for new term loans (the “New Loans”) in an aggregate principal amount of $1,246,875,000, the proceeds of which will be used, together with cash on hand of the Borrower, by the Borrower to (i) repay in full all outstanding Tranche B Term Loans (the “Old Loans”) under the Credit Agreement and (ii) pay fees and expenses incurred in connection with the foregoing.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Definitions. Capitalized terms used but not defined in this Amendment have the meanings assigned thereto in the Credit Agreement. The provisions of Section 1.1(b) of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

SECTION 2. Amendment of the Credit Agreement. Effective as of the Amendment Effective Date (as defined below):

(a) Section 1.1(a) of the Credit Agreement is hereby amended by inserting the following definitions in their correct alphabetical order:

““Amendment No. 1” means Amendment No. 1, dated as of the Amendment No. 1 Effective Date, to this Agreement.”

““Amendment No. 1 Effective Date” means March 1, 2011.”

(b) Clause (c) of the first sentence of the definition of “ABR” in Section 1.1(a) of the Credit Agreement is hereby amended by replacing such clause prior to the proviso thereto with “(c) (i) with respect to any ABR Loan that is a Revolving Credit Loan, the LIBOR Rate applicable to Revolving Credit Loans for an Interest Period of

one month commencing on such day (or if such day is not a Business Day, the immediately preceding Business Day) or (ii) with respect to any ABR Loan that is a Tranche B Term Loan, the LIBOR rate applicable to Tranche B Term Loans for an Interest Period of one month commencing on such day (or if such day is not a Business Day, the immediately preceding Business Day), plus, in the case of each of subclauses (i) and (ii) hereto, 1%;”.

(c) The definition of “Applicable ABR Margin” in Section 1.1(a) of the Credit Agreement is hereby amended by replacing “with respect to each ABR Loan that is a Tranche B Term Loan, 4.25%,” with “with respect to each ABR Loan that is a Tranche B Term Loan, 3.00%,”.

(d) The definition of “Applicable LIBOR Margin” in Section 1.1(a) of the Credit Agreement is hereby amended by replacing “with respect to each LIBOR Loan that is a Tranche B Term Loan, 5.25%,” with “with respect to each LIBOR Loan that is a Tranche B Term Loan, 4.00%,”.

(e) The definition of “Borrowing” in Section 1.1(a) of the Credit Agreement is hereby amended by replacing the words “Closing Date” in clause (b) of such definition with the words “Amendment No. 1 Effective Date”.

(f) The definition of “Closing Date” in Section 1.1(a) of the Credit Agreement is hereby amended by replacing “the date of the initial Borrowing hereunder” with “September 22, 2010”.

(g) The definition of “Credit Documents” in Section 1.1(a) of the Credit Agreement is hereby amended by adding “Amendment No. 1, “ immediately after “this Agreement, “.

(h) The definition of “LIBOR Rate” in Section 1.1(a) of the Credit Agreement is hereby amended by replacing the proviso at the end of such definition with “provided that (x) if the “LIBOR Rate” as calculated above with respect to any LIBOR Revolving Credit Loan would be lower than 1.75% per annum at any time, the “LIBOR Rate” shall be deemed to be 1.75% at such time and (y) if the “LIBOR Rate” as calculated above with respect to any LIBOR Term Loan would be lower than 1.25% per annum at any time, the “LIBOR Rate” shall be deemed to be 1.25% at such time.”.

(i) Section 2.5(b) of the Credit Agreement is hereby amended by (i) replacing “Closing Date” in such section with “Amendment No. 1 Effective Date” and (ii) deleting the entries for “December 15, 2010” and “March 15, 2017” in the table in such section.

(j) Section 2.17 of the Credit Agreement is hereby amended by replacing the words “Closing Date” in such section with the words “Amendment No. 1 Effective Date”.

(k) Section 8.8(a) of the Credit Agreement is hereby amended by replacing the words “Closing Date” in such section with the words “Amendment No. 1 Effective Date”.

(l) Section 13.6(b)(i)(A) of the Credit Agreement is hereby amended by replacing “; and” at the end of such section with “provided further, that no consent of the Borrower shall be required for an assignment during the primary syndication of the Tranche B Term Loans to Persons identified by the Administrative Agent to the Borrower on or prior to the Amendment No. 1 Effective Date; and”.

SECTION 3. Loans. (a) Subject to the terms and conditions set forth herein and in the Credit Agreement, (i) each person designated as a “Lender” on Schedule I hereto (each a “New Lender”) agrees, severally and not jointly, to make a New Loan to the Borrower on the Amendment Effective Date in an aggregate principal amount not to exceed the amount set forth opposite its name on Schedule I hereto and (ii) from and after the making of the New Loans on the Amendment Effective Date, each New Loan shall be a “Tranche B Term Loan” and a “Loan”, and each New Lender shall be a “Tranche B Term Loan Lender” and a “Lender”, under the Credit Agreement. The proceeds of the New Loans shall be used by the Borrower solely to make the Loan Repayment (as defined below) and to pay fees and expenses incurred in connection therewith.

(b) On the Amendment Effective Date, the Borrower shall repay all Old Loans outstanding under the Credit Agreement, together with accrued and unpaid interest thereon, with the proceeds of the New Loans and cash on hand of the Borrower (the “Loan Repayment”). Upon the Borrower’s making of the Loan Repayment, each of the Lenders receiving such Loan Repayment, other than those lenders that are New Lenders, shall cease to be a party to the Credit Agreement and shall be released from all further obligations thereunder and shall have no further rights thereunder or any rights to or interest in any Collateral; provided, however, that such Lenders shall continue to be entitled to the benefits (in accordance with the Credit Agreement) of Sections 2.10, 2.11, 5.4 and 13.5 of the Credit Agreement as in effect immediately prior to the Amendment Effective Date; provided further, however, that the obligations of such Lenders pursuant to Section 12.7 of the Credit Agreement as in effect immediately prior to the Amendment Effective Date shall continue pursuant to the terms thereof.

SECTION 4. Prepayment Fee. On the Amendment Effective Date and pursuant to Section 2.17 of the Credit Agreement as in effect immediately prior to the Amendment Effective Date, the Borrower agrees to pay a fee (the “Prepayment Fee”) to the Administrative Agent, for the account of each Lender, in an amount equal to 1.00% of the Old Loans of such Lender. The Prepayment Fee shall be payable on the Amendment Effective Date in immediately available funds. Once paid, the Prepayment Fee shall not be refundable under any circumstances.

SECTION 5. Reaffirmation. Each Credit Party, by its signature below, hereby (a) agrees that, notwithstanding the effectiveness of this Amendment, the Credit Agreement and the Security Documents continue to be in full force and effect (except, in the case of the Credit Agreement, to the extent expressly amended hereby) and

(b) affirms and confirms (1) its obligations under each of the Credit Documents to which it is a party, (2) its guarantee of the Obligations, as applicable, and (3) the pledge of and/or grant of a security interest in its assets as Collateral to secure such Obligations, all as provided in the Credit Documents as originally executed, and acknowledges and agrees that such guarantee, pledge and/or grant continue in full force and effect in respect of, and to secure, such Obligations under the Credit Agreement (as amended hereby) and the other Credit Documents.

SECTION 6. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each Credit Party represents and warrants to each of the other parties hereto, that, at the time of and immediately after giving effect to this Amendment and the transactions contemplated hereby on the Amendment Effective Date:

(a) the representations and warranties of each Credit Party contained in Section 8 of the Credit Agreement and in the other Credit Documents shall be true and correct in all material respects on and as of the Amendment Effective Date except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; and

(b) No Default or Event of Default shall have occurred and be continuing.

SECTION 7. Effectiveness. This Amendment shall become effective as of the date (the “Amendment Effective Date”) on which:

(a) the Administrative Agent (or its counsel) shall have received counterparts of this Amendment that, when taken together, bear the signatures of (i) the Borrower, (ii) the Canadian Borrower, (iii) each Guarantor, (iv) the Administrative Agent, (v) the Canadian Administrative Agent, (vi) the Collateral Agent, (vii) the Required Lenders and (viii) each New Lender;

(b) the Administrative Agent shall have received, on behalf of itself and the Lenders, executed legal opinions of (i) Simpson, Thacher & Bartlett LLP, special New York counsel to the Borrower, and (ii) Marie D. Hlavaty, General Counsel to the Borrower, in each case substantially in the form delivered on the Closing Date and reasonably satisfactory in form and substance to the Administrative Agent, dated the Amendment Effective Date and addressed to the Administrative Agent and the Lenders;

(c) the Administrative Agent shall have received (i) a certificate of each Credit Party, dated the Amendment Effective Date, in the case of the Borrower substantially in the form of Exhibit J-1 to the Credit Agreement, and in the case of each other Credit Party, substantially in the form of Exhibit J-2 to the Credit Agreement, in each case with appropriate insertions, executed by the President or any Vice President and the Secretary or any Assistant Secretary of such Credit Party, and attaching the documents referred to in Sections 6.7 and 6.8 of the Credit Agreement, and (ii) a good standing certificate as of a recent date for each Credit Party from its jurisdiction of organization;

(d) the Administrative Agent shall have received (i) the Prepayment Fee and (ii) all other fees required to be paid by the Borrower, and all expenses for which invoices have been presented (including the reasonable documented fees and expenses of legal counsel), on or before the Amendment Effective Date;

(e) the Administrative Agent shall have received a notice of Borrowing not later than 12:00 noon, New York City time, three (3) Business Days before the proposed Amendment Effective Date (or such later time as shall be acceptable to the Administrative Agent);

(f) the Administrative Agent shall have received notice of the prepayment of Old Loans in accordance with Section 5.1(a) of the Credit Agreement;

(g) the Administrative Agent shall be satisfied that the Loan Repayment shall be consummated substantially concurrently with the funding of the New Loans on the Amendment Effective Date; and

(h) the Administrative Agent shall have received all documentation and other information reasonably requested by it that is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act.

SECTION 8. Real Estate Collateral. The Borrower shall, and shall cause its Subsidiaries to, deliver to the Administrative Agent as soon as practicable and in any event within 45 calendar days after the Amendment Effective Date, (i) an amendment to each Mortgage encumbering Mortgaged Property which shall provide that such Mortgage remains in full force and effect and continues to secure the Obligations, as amended by the Amendment to the Credit Agreement and (ii) if available in each applicable jurisdiction, date down endorsements to the mortgagee’s title policies issued to the Administrative Agent in connection with the Mortgages in respect of each Mortgaged Property, in each case in form and substance satisfactory to the Administrative Agent.

SECTION 9. No Novation. This Amendment shall not extinguish the Obligations for the payment of money outstanding under the Credit Agreement (except as otherwise expressly provided with respect to the Loan Repayment) or discharge or release the Lien of any Credit Document or any other security therefor or any guarantee thereof, and the liens and security interests in favor of the Collateral Agent for the benefit of the Secured Parties securing payment of the Obligations are in all respects continuing and in full force and effect with respect to all Obligations. Nothing herein contained shall be construed as a substitution or novation, or a payment and reborrowing, or a termination, of the Obligations outstanding under the Credit Agreement or instruments guaranteeing or securing the same (except as otherwise expressly provided with respect to the Loan Repayment), which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Amendment or any document contemplated hereby shall be construed as a release or other discharge of the Borrower under the Credit Agreement or the Borrower or any other Credit Party under any Credit

Document from any of its obligations and liabilities thereunder, and such obligations are in all respects continuing with only the terms being modified as provided in this Amendment (except as otherwise expressly provided with respect to the Loan Repayment). The Credit Agreement and each of the other Credit Documents shall remain in full force and effect, except as modified hereby. This Amendment shall constitute a Credit Document for all purposes of the Credit Agreement.

SECTION 10. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 11. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting,

SECTION 12. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

VISANT CORPORATION,

By
Name:
Title:

JOSTENS CANADA LTD.,

By
Name:
Title:

VISANT SECONDARY HOLDINGS CORP.,

By
Name:
Title:

[GUARANTORS],

By
Name:
Title:

[Visant Corporation - Amendment No. 1]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, individually as a Lender and as Administrative Agent, Swingline Lender and US Letter of Credit Issuer,

By
Name:
Title:

By
Name:
Title:

CREDIT SUISSE AG, TORONTO BRANCH, individually as a Lender and as Canadian Administrative Agent and Canadian Letter of Credit Issuer,

By
Name:
Title:

By
Name:
Title:

[Visant Corporation - Amendment No. 1]

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS THE DATE FIRST WRITTEN ABOVE, TO THE VISANT CORPORATION CREDIT AGREEMENT

Name of Institution:

By

Name:
Title:

For any Lender requiring a second signature line:

By

Name:
Title:

[Visant Corporation - Amendment No. 1]

SCHEDULE I

COMMITMENT SCHEDULE

Lender	Commitment
Credit Suisse AG, Cayman Islands Branch	$1,246,875,000
Total	$1,246,875,000